Non-controlling interest	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
Non-controlling interest [Text Block]
12.	Non-controlling interest

	$
	Note 4	(a)
Balance, December 31, 2016	203
Net earnings attributable to non-controlling interest	537
Balance, December 31, 2017	740
Net earnings attributable to non-controlling interest	159
Derecognition due to loss of control of Ghanaian subsidiaries (note 6)	(899)
Balance, December 31, 2018	-

The non-controlling interest related to the Government of Ghana’s 10% free-carried interest in the net earnings of AGGL for the period January 1, 2018 to July 31, 2018, the period during which the Company controlled the AGM. During this period, the Company allocated $0.2 million of AGGL’s net earnings to the non-controlling interest for the seven months ended July 31, 2018 (year ended December 31, 2017 – $0.5 million of net earnings). The Company derecognized the non-controlling interest from its Statement of Financial Position upon closing of the JV Transaction.